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                                                                    EXHIBIT 23.4

                   [DELOITTE & TOUCHE LLP COMPANY LETTERHEAD]





Independent Auditors' Consent


We consent to the incorporation by reference in this Registration Statement of AMRE, Inc. on Form S-3 of our report dated March 4, 1996 (relating to the financial statements of Congressional Construction Corporation not presented separately herein) appearing in Form S-4 Registration Statement No. 335-02627 filed by AMRE, Inc. on April 18, 1996.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP


August 29, 1996